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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): July 15, 2002

                      Commission File Number: 333-82617

 Michigan             Venture Holdings Company LLC              38-3470015

 Michigan             Vemco, Inc.                               38-2737797

 Michigan             Venture Industries Corporation            38-2034680

 Michigan             Venture Mold & Engineering Corporation    38-2556799

 Michigan             Venture Leasing Company                   38-2777356

 Michigan             Vemco Leasing, Inc.                       38-2777324

 Michigan             Venture Holdings Corporation              38-2793543

 Michigan             Venture Service Company                   38-3024165

 Michigan             Experience Management, LLC                38-3382308

 Michigan             Venture Europe, Inc.                      38-3464213

 Michigan             Venture EU Corporation                    38-3470019

 (State or other      (Exact name of registrant as              (I.R.S. Employer
 jurisdiction of      specified in its charter)                 Identification
 incorporation or                                               Number)
 organization)

                  33662 James J. Pompo, Fraser, Michigan 48026
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (810) 294-1500

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On July 15, 2002, Venture Holdings Company LLC and certain of its subsidiaries (collectively, the "Company") commenced a consent solicitation with respect to proposed amendments (the "Proposed Amendments") to each of the Indentures governing its $205 million 9.5% Senior Notes due 2005 (CUSIP No. 92326YAD1), $125 million 11% Senior Notes due 2009 (CUSIP No. 92326YAF6) and $125 million 12% Senior Subordinated Notes due 2009 (CUSIP No. 92326YAH2) (collectively, the "Notes"). The consent solicitation is subject to the terms and conditions set forth in the Company's Consent Solicitation Statement dated July 15, 2002 (the "Consent Solicitation Statement"). A copy of the Consent Solicitation Statement and the accompanying Consent Form are attached as exhibits to this report and are incorporated herein by reference.

         The record date for determination of the noteholders entitled to consent was July 10, 2002. The consent solicitation expires at 5:00 P.M. New York City Time on Thursday, July 25, 2002, unless extended by the Company. The Company will pay a consent fee of $2.50 for each $1,000 principal amount of Notes for which a consent is validly delivered and not revoked. Payment of the Consent Fee is subject to the approval of the requisite lenders under the Company's credit facility. The Proposed Amendments are conditioned on the Requisite Consents (as defined in the Consent Solicitation Statement) being validly delivered for all series of Notes.

         This report includes a number of "forward looking" statements within the meaning of the Securities Exchange Act of 1934 and is subject to a number of risks and uncertainties. Such factors include, among others, the following: international, national and local political, economic and market conditions; incremental costs, slowed automobile production or other effects that may occur as a result of the September 2001 terrorist attacks on the World Trade Center and the Pentagon or reactions thereto by us or our suppliers and customers; possible future terrorist attacks; demographic changes; the size and growth of the automobile market or the plastic automobile component market; our ability to sustain, manage or forecast our growth; the size, timing and mix of purchases of our products; our ability to realize savings from our focus on reducing and controlling costs; our ability to realize the benefits of general tax reduction plans; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; dependence upon original equipment manufacturers; liability and other claims asserted against us; competition; the loss of significant customers or suppliers; fluctuations and difficulty in forecasting operating results; unfavorable currency exchange rates relative to the U.S. dollar; changes in business strategy or development plans; business disruptions; product recalls; warranty costs; the ability to attract and retain qualified personnel; the ability to protect technology; retention of earnings; control and the level of affiliated transactions.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VENTURE HOLDINGS COMPANY LLC
                                    VEMCO, INC.
                                    VENTURE INDUSTRIES CORPORATION
                                    VENTURE MOLD & ENGINEERING CORPORATION
                                    VENTURE LEASING COMPANY
                                    VEMCO LEASING, INC.
                                    VENTURE HOLDINGS CORPORATION
                                    VENTURE SERVICE COMPANY
                                    EXPERIENCE MANAGEMENT LLC
                                    VENTURE EUROPE, INC.
                                    VENTURE EU CORPORATION


Date: July 15, 2002                 By:   James E. Butler
                                        --------------------------------
                                          James E. Butler
                                          Executive Vice President







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                                  Exhibit Index

Number            Description

99.1              Consent Solicitation Statement, dated as of July 15, 2002.




99.2              Consent Form































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